Summary Prospectus

May 1, 2017

Ticker:  CCRSX

Credit Suisse Trust Commodity Return Strategy Portfolio

Before you invest, you may want to review the portfolio's Prospectus, which contains more information about the portfolio and its risks. You can find the portfolio's Prospectus and other information about the portfolio online at www.credit-suisse.com/us/funds. You can also get this information at no cost by calling 1 (877) 870-2874 or by sending an email request to mutual.funds@credit-suisse.com. The portfolio's Prospectus and Statement of Additional Information, both dated May 1, 2017, as supplemented, along with the portfolio's annual report to shareholders for the fiscal year ended December 31, 2016, are incorporated by reference into this Summary Prospectus.

Investment Objective

The portfolio seeks total return.

Fees and Portfolio Expenses

The accompanying table describes the fees and expenses you may pay if you buy and hold shares of the portfolio. The fee table and the expense example do not reflect expenses incurred from investing through a variable contract or qualified plan and do not reflect variable annuity or life insurance contract charges. If they did, the overall fees and expenses would be higher than those shown. Detailed information about the cost of investing in the portfolio through a variable contract or qualified plan is presented in the contract prospectus through which the portfolio's shares are offered to you or in the plan documents or other informational materials supplied by plan sponsors.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	N/A
Maximum deferred sales charge (load)	N/A
Maximum sales charge (load) on reinvested distributions	N/A
Redemption fees	N/A
Exchange fees	N/A
Annual Portfolio Operating Expenses (expenses that you pay as a percentage of the value of your investment)
Management fee	0.59%
Distribution and service (12b-1) fee	0.25%
Other expenses[1]	0.23%
Total annual portfolio operating expenses	1.07%
Less: amount of fee limitations/expense reimbursements[2]	0.02%
Total annual portfolio operating expenses after fee limitations/expense reimbursements	1.05%

1  The portfolio invests in Credit Suisse Cayman Commodity Fund II, Ltd., a wholly-owned subsidiary of the portfolio organized under the laws of the Cayman Islands (the "Subsidiary"). "Other Expenses" include expenses of both the portfolio and the Subsidiary.

2  Credit Suisse Trust (the "Trust") and Credit Suisse Asset Management, LLC ("Credit Suisse") have entered into a written contract limiting operating expenses to 1.05% of the portfolio's average daily net assets at least through May 1, 2018. This limit excludes certain expenses, including interest charges on fund borrowings, taxes, brokerage commissions, dealer spreads and other transaction charges, expenditures that are capitalized in accordance with generally accepted accounting principles, acquired fund fees and expenses, short sale dividends, and extraordinary expenses (e.g., litigation and indemnification and any other costs and expenses that may be approved by the Board of Trustees). The Trust is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously paid by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than three years after the end of the fiscal year during which such fees were limited or expenses were paid by Credit Suisse and the reimbursements do not cause the portfolio to exceed the expense limitation in the contract at the time the fees were limited or expenses were paid. This contract may not be terminated before May 1, 2018.

Example

This example may help you compare the cost of investing in the portfolio with the cost of investing in other mutual funds. The example does not include expenses incurred from investing through a variable annuity or life insurance contract or qualified plan. If the example included these expenses, the figures shown would be higher.

Assume you invest $10,000, the portfolio returns 5% annually, expense ratios remain the same and you close your account at the end of each of the time periods shown. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

1 Year	3 Years	5 Years	10 Years
$107	$338	$588	$1,304

Portfolio Turnover

The computation of the portfolio's portfolio turnover rate for regulatory purposes excludes trades of derivatives and instruments with a maturity of one year or less. However, the portfolio expects to engage in frequent trading of derivatives, which could have tax consequences that impact shareholders, such as the realization of taxable short-term capital gains. In addition, the portfolio could incur transaction costs, such as commissions, when it buys and sells securities and other instruments. Transaction costs, which are not reflected in annual portfolio operating expenses or in the example, affect the portfolio's performance. During the fiscal year ended December 31, 2016, the portfolio's portfolio turnover rate was 113% of the average value of its portfolio.

Principal Investment Strategies

The portfolio is designed to achieve positive total return relative to the performance of the Bloomberg Commodity Index Total Return (the "BCOM Index"). The portfolio intends to invest its assets in a combination of commodity-linked derivative instruments and fixed income securities. The portfolio gains exposure to commodities markets by investing through the Subsidiary and in structured notes linked to the BCOM Index, other commodity indices, or the value of a particular commodity or commodity futures contract or subset of commodities or commodity futures contracts. The value of these investments will rise or fall in response to changes in the underlying index or commodity.

The portfolio may invest up to 25% of its total assets in the Credit Suisse Cayman Commodity Fund II, Ltd., a wholly-owned subsidiary of the portfolio organized under the laws of the Cayman Islands (the "Subsidiary"). The portfolio will invest in the Subsidiary primarily to gain exposure to the commodities markets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Generally, the Subsidiary will invest in commodity-linked derivative instruments, but it will also invest in fixed income instruments, including U.S. government securities, U.S. government agency securities, corporate bonds, debentures and notes, mortgage-backed and other asset-backed securities, event-linked bonds, loan participations, bank certificates of deposit, fixed time deposits, bankers' acceptances, commercial paper and other short-term fixed income securities. The primary purpose of the fixed income instruments held by the Subsidiary will be to serve as collateral for the Subsidiary's derivative positions; however, these instruments are also expected to earn income for the Subsidiary.

The portfolio invests in a portfolio of fixed income securities normally having an average duration of one year or less, and emphasizes investment-grade fixed income securities.

Principal Risks of Investing in the Portfolio

A Word About Risk

All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

Principal risk factors for the portfolio are discussed below. Before you invest, please make sure you understand the risks that apply to the portfolio. As with any mutual fund, you could lose money over any period of time.

The portfolio is not a complete investment program and should only form a small part of a diversified portfolio. At any time, the risk of loss associated with a particular instrument in the portfolio's portfolio may be significantly higher than 50% of the value of the investment. Investors in the portfolio should be willing to assume the greater risks of potentially significant short-term share price fluctuations.

Investments in the portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Commodity Exposure Risks

The portfolio's and the Subsidiary's investments in commodity-linked derivative instruments may subject the portfolio to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Use of leveraged commodity-linked derivatives creates an opportunity for increased return but, at the same time, creates the possibility for greater loss (including the likelihood of greater volatility of the portfolio's net asset value), and there can be no assurance that the portfolio's use of leverage will be successful.

Correlation Risk

Changes in the value of a hedging instrument may not match those of the investment being hedged. In addition, certain of the portfolio's commodity-linked derivative investments may result in the portfolio's performance diverging from the BCOM Index, perhaps materially. For example, a structured note can be structured to limit the loss or the gain on the investment, which would result in the portfolio not participating in declines or increases in the BCOM Index that exceed the limits.

Credit Risk

The issuer of a debt instrument or the counterparty to a contract, including derivatives contracts, may default or otherwise become unable to honor a financial obligation. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness also may affect the value of the portfolio's investment in that issuer.

Derivatives Risk

Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The portfolio typically uses derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The portfolio also may use derivatives for leverage. The portfolio's use of derivative instruments, particularly commodity-linked derivatives, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in the Prospectus, such as commodity exposure risks, correlation risk, liquidity risk, interest rate risk, market risk and credit risk. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial. In December 2015, the SEC proposed a new rule to regulate the use of derivatives by registered investment companies, such as the portfolio. If the new rule goes into effect, it could limit the ability of the portfolio to invest or remain invested in derivatives.

Exposure Risk

The risk associated with investments (such as derivatives) or practices (such as short selling) that increase the amount of money the portfolio could gain or lose on an investment.

•  Hedged Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

•  Speculative To the extent that a derivative or practice is not used as a hedge, the portfolio is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative's original cost. For example, potential losses from commodity-linked notes or swap agreements, from writing uncovered call options and from speculative short sales are unlimited.

Fixed Income Risk

The market value of fixed income investments will change in response to interest rate changes and other factors, such as changes in the effective maturities and credit ratings of fixed income investments. During periods of falling interest rates, the values of outstanding fixed income securities and related financial instruments generally rise. Conversely, during periods of rising interest rates, the values of such securities and related financial instruments generally decline. Fixed income investments are also subject to credit risk.

Focus Risk

The portfolio will be exposed to the performance of commodities in the BCOM Index, which may from time to time have a small number of commodity sectors (e.g., energy, metals or agricultural) representing a large portion of the index. As a result, the portfolio may be subject to greater volatility than if the index were more broadly diversified among commodity sectors. If the portfolio is exposed to a significant extent to a particular commodity or subset of commodities, the portfolio will be more exposed to the specific risks relating to such commodity or commodities and will be subject to greater volatility than if it were more broadly diversified among commodity sectors.

Futures Contracts Risk

The risks associated with the portfolio's use of futures contracts and swaps and structured notes that reference the price of futures contracts include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (iii) if the portfolio has insufficient cash to meet margin requirements, the portfolio may need to sell other investments, including at disadvantageous times.

Interest Rate Risk

Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed income instruments, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values. The portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Generally, the longer the maturity or duration of a debt instrument, the greater the impact of a change in interest on the instrument's value. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

Leveraging Risk

The portfolio may invest in certain derivatives that provide leveraged exposure. The portfolio's investment in these instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may cause the portfolio to lose more than the amount it invested in those instruments. The net asset value of the portfolio when employing leverage will be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the portfolio to pay interest.

Liquidity Risk

Certain portfolio holdings, such as commodity-linked notes and swaps, may be difficult or impossible to sell at the time and the price that the portfolio would like. The portfolio may have to lower the price, sell other holdings instead or forgo an investment opportunity. Any of these could have a negative effect on portfolio management or performance.

Market Risk

The market value of a security may fluctuate, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause an instrument to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, commodity, sector of the economy, or the market as a whole. Market risk is common to most investments – including stocks, bonds and commodities, and the mutual funds that invest in them.

Bonds and other fixed income securities generally involve less market risk than stocks and commodities. The risk of bonds can vary significantly depending upon factors such as issuer and maturity. The bonds of some companies may be riskier than the stocks of others.

Non-Diversified Status

The portfolio is considered a non-diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the portfolio may be subject to greater volatility with respect to its portfolio securities than a fund that is diversified.

Portfolio Turnover Risk

The portfolio expects to engage in frequent trading of derivatives. Active and frequent trading may lead to the realization and distribution to shareholders of higher short-term capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which could detract from the portfolio's performance.

Structured Note Risk

The value of a structured note will be influenced by time to maturity, level of supply and demand for the type of note, interest rate and market volatility, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the reference asset. In addition, there may be a lag between a change in the value of the underlying reference asset and the value of the structured note.

Subsidiary Risk

By investing in the Subsidiary, the portfolio is indirectly exposed to the risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the portfolio and are subject to the same risks that apply to similar investments if held directly by the portfolio. These risks are described elsewhere in the Prospectus.

The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in the Prospectus, is not subject to all the investor protections of the 1940 Act. However, the portfolio wholly owns and controls the Subsidiary, and the portfolio and the Subsidiary are both managed by Credit Suisse, making it unlikely that the Subsidiary will take action contrary to the interests of the portfolio and its shareholders. The portfolio's Board of Trustees has oversight responsibility for the investment activities of the portfolio, including its investment in the Subsidiary, and the portfolio's role as sole shareholder of the Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the portfolio.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the portfolio and/or the Subsidiary to continue to operate as it does currently and could adversely affect the portfolio.

Swap Agreements Risk

Swap agreements involve the risk that the party with whom the portfolio has entered into the swap will default on its obligation to pay the portfolio and the risk that the portfolio will not be able to meet its obligations to pay the other party to the agreement.

Tax Risk

In order to qualify as a Regulated Investment Company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), the portfolio must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. The Internal Revenue Service ("IRS") has issued a ruling that income realized directly from certain types of commodity-linked derivatives would not be qualifying income. As a result, the portfolio's ability to realize income from direct investments in such commodity-linked derivatives as part of its investment strategy would be limited to a maximum of 10% of its gross income. To comply with the ruling, the portfolio seeks to gain exposure to the commodity markets primarily through investments in the Subsidiary, which invests in commodity-linked swaps, commodity futures and other derivatives, and directly through investments in commodity index-linked notes. If the portfolio fails to qualify as a RIC, the portfolio will be subject to federal income tax on its net income at regular corporate rates (without reduction for distributions to shareholders). When distributed, that income also would be taxable to shareholders as an ordinary dividend to the extent attributable to the portfolio's earnings and profits. If the portfolio were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the portfolio would be subject to diminished returns. The portfolio anticipates treating income and gain from the Subsidiary and from commodity-linked notes as qualifying income.

U.S. Government Securities Risk

Obligations of U.S. government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so.

Performance

The accompanying bar chart and table provide an indication of the risks of investing in the portfolio. The bar chart shows you how portfolio performance has varied from year to year for up to 10 years (if applicable). The table compares the portfolio's performance over time to that of a broad-based securities market index. The table also compares the portfolio's performance to the BCOM Index, which is currently composed of futures contracts on 22 physical commodities. The bar chart and table do not reflect additional charges and expenses which are, or may be, imposed under the variable contracts or plans; such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. Inclusion of these charges would reduce the total return for the periods shown. As with all mutual funds, past performance is not a prediction of future performance.

The portfolio makes updated performance available at the portfolio's website (www.credit-suisse.com/us/funds) or by calling Credit Suisse Funds at 877-870-2874.

Average Annual Total Returns

Period Ended 12/31/16:	One Year 2016	Five Years 2012-2016	Ten Years 2007-2016
Commodity Return Strategy Portfolio	12.02%	-9.36%	-5.31%
Bloomberg Commodity Index Total Return (Reflects no deductions for fees or expenses)	11.77%	-8.95%	-5.58%
Standard & Poor's 500 Index (Reflects no deductions for fees or expenses)	11.96%	14.66%	6.95%

Management

Investment manager: Credit Suisse Asset Management, LLC ("Credit Suisse")

Portfolio managers: The Credit Suisse Commodities Management Team is responsible for the day-to-day management of the portfolio. Nelson Louie and Christopher Burton, each a Managing Director of Credit Suisse, are the co-lead portfolio managers of the team and have been team members since August 2010 and the portfolio's inception in February 2006, respectively.

Purchase and Sale of Portfolio Shares

Shares of the portfolio may be purchased or redeemed only through variable annuity contracts and variable life insurance policies offered by the separate accounts of certain insurance companies or through tax-qualified pension and retirement plans. Shares of the portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the portfolio's net asset value determined after receipt of a request in good order.

The portfolio does not have any initial or subsequent investment minimums. However, your life insurance company, pension plan or retirement plan may impose investment minimums.

Tax Information

Distributions made by the portfolio to an insurance company separate account, and exchanges and redemptions of portfolio shares made by a separate account, ordinarily do not cause the corresponding contract holder to recognize income or gain for federal income tax purposes. See the accompanying contract prospectus for information regarding the federal income tax treatment of the distributions to separate accounts and the holders of the contracts.

Payments to Broker-Dealers and Other Financial Representatives

The portfolio and its related companies may pay broker-dealers or other financial intermediaries (such as a bank or insurance company) for the sale of portfolio shares and related services. These payments may create a conflict of interest by influencing your broker-dealer or other representative or its employees or associated persons to recommend the portfolio over another investment. Ask your financial representative or visit your financial representative's website for more information.

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Credit Suisse Asset Management, LLC. • One Madison Avenue • New York, NY 10010 • 877 870 2874

TRCRS-SUMPRO-0517